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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 30, 1999, with respect to the consolidated financial statements of Hull Trading Company, L.L.C. included in the Registration Statement on Form S-1 and related Prospectus of The Hull Group Inc. dated May 13, 1999.


                                           /s/ ERNST & YOUNG LLP


Chicago, Illinois
May 11, 1999